Exhibit 10.1

TEXT OF OPTION AMENDMENTS

Adjustment of AOP Targets in Outstanding Option Awards

Five Year Pre-2012 Options

RESOLVED, that by virtue of the authority vested in the Compensation Committee (the “Committee”) pursuant to each of the outstanding stock option agreements granted prior to fiscal 2012 for five year awards and in effect as of the date hereof under the Plan (the “Five Year Pre-2012 Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all of such Five Year Pre-2012 Outstanding Option Agreements by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10% Growth)		Maximum Vesting (17.5% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2013	3.75%	$36.93	15%	$56.71
2014	3.75%	$40.62	15%	$66.63
2015	3.75%	$44.68	15%	$78.30

RESOLVED FURTHER, that the Committee hereby further amends Section 2 of Exhibit B to all of such Five Year Pre-2012 Outstanding Option Agreements by deleting the second and third paragraphs thereof and substituting therefor the following:

For Options with cumulative vesting in 2013:

“The Cumulative Operational Amount shall mean the percentage of shares of Stock covered by the Option equal to:

(a) Zero if the Cumulative Operational Performance per Diluted Share is less than $205.80.

(b) Six and one-quarter percent (6.25%) if the Cumulative Operational Performance per Diluted Share is $205.80.

(c) Twenty-five percent (25%) if the Cumulative Operational Performance per Diluted Share is at least $258.78.

If the Cumulative Operational Performance per Diluted Share is between $205.80 and $258.78, the Cumulative Operational Amount shall be determined by means of linear interpolation.”

For Options with cumulative vesting in 2014:

“The Cumulative Operational Amount shall mean the percentage of shares of Stock covered by the Option equal to:

(a) Zero if the Cumulative Operational Performance per Diluted Share is less than $204.66.

(b) Six and one-quarter percent (6.25%) if the Cumulative Operational Performance per Diluted Share is $204.66.

(c) Twenty-five percent (25%) if the Cumulative Operational Performance per Diluted Share is at least $280.86.

If the Cumulative Operational Performance per Diluted Share is between $204.66 and $280.86, the Cumulative Operational Amount shall be determined by means of linear interpolation.”

For Options with cumulative vesting in 2015:

“The Cumulative Operational Amount shall mean the percentage of shares of Stock covered by the Option equal to:

(a) Zero if the Cumulative Operational Performance per Diluted Share is less than $210.94.

(b) Six and one-quarter percent (6.25%) if the Cumulative Operational Performance per Diluted Share is $210.94.

(c) Twenty-five percent (25%) if the Cumulative Operational Performance per Diluted Share is at least $314.85.

If the Cumulative Operational Performance per Diluted Share is between $210.94 and $314.85, the Cumulative Operational Amount shall be determined by means of linear interpolation.”

Five Year 2012 Options

RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the outstanding stock option agreements granted in fiscal 2012 with vesting over five years and in effect as of the date hereof under the Plan (the “Five Year 2012 Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all of such Five Year 2012 Outstanding Option Agreements by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10% Growth)		Maximum Vesting (17.5% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2013	5%	$65.00	20%	$75.15
2014	5%	$71.50	20%	$88.30
2015	5%	$78.65	20%	$103.75
2016	5%	$86.52	20%	$121.91

Extension Options

RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the outstanding stock option agreements with vesting over 2014-15 and in effect as of the date hereof under the Plan (the “2014-15 Extension Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all of such Extension Outstanding Option Agreements by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10% Growth)		Maximum Vesting (17.5% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2014	12.5%	$40.62	50%	$66.63
2015	12.5%	$44.68	50%	$78.30

RESOLVED FURTHER, that by virtue of the authority vested in the Committee pursuant to each of the outstanding stock option agreements with vesting over 2015-16 and in effect as of the date hereof under the Plan (the “2015-16 Extension Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all of such Extension Outstanding Option Agreements by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10% Growth)		Maximum Vesting (17.5% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2015	12.5%	$78.65	50%	$103.75
2016	12.5%	$86.52	50%	$121.91

Carry-Forwards and Carry Backs

RESOLVED, for each Five Year Pre-2012 Outstanding Option Agreement with options with vesting through fiscal 2013, the Committee hereby amends paragraph 1.Z of Exhibit B of all such Five Year Pre-2012 Outstanding Option Agreements by deleting the text thereof and replacing it as follows:

“Z. If the Annual Amount in any performance year is less than the amount indicated in column (D) for such year then an amount equal to the excess of (1) the amount indicated in column (D) for such year over (2) the actual Annual Amount for such year may vest in one or more of the next two following years by treating as AOP in the performance year under Section X. above any excess of AOP in one of such following years over the amount indicated in column (E) for the applicable following year, or in the case of subsequent years not included in the table, if the AOP for 2014 exceeds $66.63 or if the AOP for 2015 exceeds $78.30. The portion of any excess AOP amount which is so used may not be used more than once in this Agreement or for purposes of determining vesting under any other option agreement outstanding.”

RESOLVED FURTHER, for each Five Year Pre-2012 Outstanding Option Agreement with options with vesting through fiscal 2014, the Committee hereby amends paragraph 1.Z of Exhibit B of all such Five Year Pre-2012 Outstanding Option Agreements by deleting the text thereof and replacing it as follows:

“Z. If the Annual Amount in any performance year is less than the amount indicated in column (D) for such year then an amount equal to the excess of (1) the amount indicated in column (D) for such year over (2) the actual Annual Amount for such year may vest in one or more of the next two following years by treating as AOP in the performance year under Section X. above any excess of AOP in one of such following years over the amount indicated in column (E) for the applicable following year, or in the case of subsequent years not included in the table, if the AOP for 2015 exceeds $103.75 or if the AOP for 2016 exceeds $121.91. The portion of any excess AOP amount which is so used may not be used more than once in this Agreement or for purposes of determining vesting under any other option agreement outstanding.”

RESOLVED FURTHER, for each 2014-15 Extension Outstanding Option Agreement, the Committee hereby amends paragraph 1.Y of Exhibit B of all such 2014-15 Extension Outstanding Option Agreements by deleting the text thereof and replacing it as follows:

“Y. In calculating the AOP in Section X. above for any performance year there shall also be taken into account any AOP in any of the two prior performance years (starting in fiscal year 2012) which was in excess of the amount indicated in Column (E) or set forth in the following sentence for such prior year and has not previously been taken into account hereunder or under any other option agreement to which the Participant is a party but only if doing so would increase the Annual Amount in such performance year. For purposes of determining whether AOP has been exceeded and the amount of any excess, the YE Operating Performance per Diluted Share applicable to 2012 shall be $61.16 and to 2013 shall be $56.71.”

RESOLVED FURTHER, for each 2015-16 Extension Outstanding Option Agreement, the Committee hereby amends paragraph 1.Y of Exhibit B of all such 2015-16 Extension Outstanding Option Agreements by deleting the text thereof and replacing it as follows:

“Y. In calculating the AOP in Section X. above for any performance year there shall also be taken into account any AOP in any of the two prior performance years (starting in fiscal year 2013) which was in excess of the amount indicated in Column (E) or set forth in the following sentence for such prior year and has not previously been taken into account hereunder or under any other option agreement to which the Participant is a party but only if doing so would increase the Annual Amount in such performance year. For purposes of determining whether AOP has been exceeded and the amount of any excess, the YE Operating Performance per Diluted Share applicable to 2013 shall be $75.15 and to 2014 shall be $88.30.”

Adjustment of “Market Sweep” Provisions in Outstanding Option Awards

RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the Five Year Pre-2012 Option Agreements and 2014-15 Extension Outstanding Option Agreements, the Committee hereby amends the second paragraph of Section 3.1(c) by deleting it in its entirety and substituting therefor the following:

“Notwithstanding Section 3.1(a) of this Agreement and Section 8 of the Plan (but subject to Section 3.1(b) of this Agreement, after March 1, 2013, in the event the closing price of the Company’s common stock on the New York Stock Exchange exceeds $147.15 per share on any 60 trading days during any consecutive 12-month period, then all Options granted hereunder will become fully vested and exercisable.”

RESOLVED FURTHER, that by virtue of the authority vested in the Committee pursuant to each of the 2012 Five-Year Option Agreements and 2015-16 Extension Outstanding Option Agreements, the Committee hereby amends the second paragraph of Section 3.1(c) by deleting it in its entirety and substituting therefor the following:

“Notwithstanding Section 3.1(a) of this Agreement and Section 8 of the Plan (but subject to Section 3.1(b) of this Agreement, after the second anniversary of the date of grant, in the event the closing price of the Company’s common stock on the New York Stock Exchange exceeds $157.15 per share on any 60 trading days during any consecutive 12-month period, then all Options granted hereunder will become fully vested and exercisable.”

Addition of Continue Vesting on Retirement for Executive Officers

RESOLVED, that Section 3.1(b) of the option agreement for 510,000 options dated March 4, 2011 for Mr. W. Nicholas Howley is hereby deleted and replaced in its entirety as follows:

“(b) No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Services shall thereafter become vested and exercisable, except as follows or as may be otherwise provided by the Administrator:

If Participant incurs a termination of employment under any of the circumstances described in Section 5(a)(i) (death) of that certain [reference individual’s Employment Agreement] (the “Employment Agreement”), Section 5(a)(ii) (Disability) of the Employment Agreement, Section 5(a)(iv) (Resignation for Good Reason) of the Employment Agreement or Section 5(a)(v) (Termination without Cause) of the Employment Agreement or if the Participant retires from employment after at least 15 years of service after age 60 or after at least ten years of service after age 65, in each such case vesting will continue after termination of employment as provided below:

Termination Date	Percent of Remaining Options That May Continue to Vest
Prior to April 25, 2011	0%
On or after April 25, 2011 but prior to April 25, 2012	20%
On or after April 25, 2012 but prior to April 25, 2013	40%
On or after April 25, 2013 but prior to April 25, 2014	60%
On or after April 25, 2014 but prior to April 25, 2015	80%
On or after April 25, 2015	100%

The percentage of remaining Options permitted to vest will be spread ratably over the performance vesting schedule and time vesting schedule.”

RESOLVED FURTHER, that Section 3.1(b) of each of (i) the option agreement for 130,000 options dated March 4, 2011 for Mr. Raymond Laubenthal and (ii) the option agreement for 80,000 options dated March 4, 2011 for Mr. Gregory Rufus, (iii) the option agreement for 80,000 options dated March 4, 2011 for Mr. Robert Henderson, and (iv) the option agreement for 65,000 options dated March 4, 2011 for Mr. Bernt Iversen is hereby deleted and replaced in its entirety as follows:

“(b) No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Services shall thereafter become vested and exercisable, except as follows or as may be otherwise provided by the Administrator:

If Participant incurs a termination of employment under any of the circumstances described in Section 5(a)(i) (death) of that certain [reference individual’s Employment Agreement] (the “Employment Agreement”), Section 5(a)(ii) (Disability) of the Employment Agreement, Section 5(a)(iv) (Resignation for Good Reason) of the Employment Agreement or Section 5(a)(v) (Termination without Cause) of the Employment Agreement or if the Participant retires from employment after at least 15 years of service after age 60 or after at least ten years of service after age 65, in each such case vesting will continue after termination of employment as provided below:

Termination Date	Percent of Remaining Options That May Continue to Vest
Prior to October 1, 2011	0%
On or after October 1, 2011 but prior to October 1, 2012	20%
On or after October 1, 2012 but prior to October 1, 2013	40%
On or after October 1, 2013 but prior to October 1, 2014	60%
On or after October 1, 2014 but prior to October 1, 2015	80%
On or after October 1, 2015	100%

The percentage of remaining Options permitted to vest will be spread ratably over the performance vesting schedule and time vesting schedule.”

RESOLVED FURTHER, that Section 3.1(b) of each of (i) the option agreement for 24,000 options dated January 19, 2012 for Mr. James Skulina and (ii) the option agreement for 24,000 options dated March 19, 2012 for Mr. Peter Palmer is hereby deleted and replaced in its entirety as follows:

“(b) No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Services shall thereafter become vested and exercisable, except as follows or as may be otherwise provided by the Administrator:

If Participant incurs a termination of employment under any of the circumstances described in Section 5(a)(i) (death) of that certain [reference individual’s Employment Agreement] (the “Employment Agreement”), Section 5(a)(ii) (Disability) of the Employment Agreement, Section 5(a)(iv) (Resignation for Good Reason) of the Employment Agreement or Section 5(a)(v) (Termination without Cause) of the Employment Agreement or if the Participant retires from employment after at least 15 years of service after age 60 or after at least ten years of service after age 65, in each such case vesting will continue after termination of employment as provided below:

Termination Date	Percent of Remaining Options That May Continue to Vest
Prior to October 1, 2012	0%
On or after October 1, 2012 but prior to October 1, 2013	20%
On or after October 1, 2013 but prior to October 1, 2014	40%
On or after October 1, 2014 but prior to October 1, 2015	60%
On or after October 1, 2015 but prior to October 1, 2016	80%
On or after October 1, 2016	100%

The percentage of remaining Options permitted to vest will be spread ratably over the vesting schedule.

RESOLVED FURTHER, that Section 3.3(f) of each of the option agreements described in the foregoing three resolutions be amended by adding to the end thereof before the period:

“ … or (iii) upon the Participant’s retirement from employment after at least 15 years of service after age 60 or after at least ten years of service after age 65”

Amendment of Outstanding Options in Connection with New Extension Option Grants

RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the outstanding option agreements under the Plan (the “2006 Plan Outstanding Option Agreements”) for each recipient on November 19, 2012 of an extension grant vesting in 2016 and 2017 (each, an “Extension Grantee”), the Committee hereby amends paragraph 1.Z of Exhibit B of the Extension Grantees by deleting the text thereof and replacing it as follows:

“Z. If the Annual Amount in any performance year is less than the amount indicated in column (D) for such year then an amount equal to the excess of (1) the amount indicated in column (D) for such year over (2) the actual Annual Amount for such year may vest in one or more of the next two following years by treating as AOP in the performance year under Section X. above any excess of AOP in one of such following years over the amount indicated in column (E) for the applicable following year, or in the case of subsequent years not included in the table, if the AOP for 2016 exceeds $161.71 or if the AOP for 2017 exceeds $190.00. The portion of any excess AOP amount which is so used may not be used more than once in this Agreement or for purposes of determining vesting under any other option agreement outstanding.”